INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAX
Schedule of deferred tax assets
	December 31, 2020	December 31, 2019

Net operating losses carry forward	$207,227	$57,798
Valuation allowance	(207,227)	(57,798)
Deferred tax assets, net	$—	$—

	For the year ended December 31, 2020	For the year ended December 31, 2019

Income tax (benefits) at 25%	$(177,950)	$(57,798)
Net loss of Platinum	28,522	-
Increase in valuation allowance	149,428	57,798
Provision for income taxes	$—	$—